										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2019	40,097	41,352	32,603	26,938	140,990
2020	37,644	35,355	32,295	23,138	128,432

	Operating Profit (Loss) (3)
	Q1	Q2	Q3	Q4	FY
2019	16,373	9,161	8,663	4,623	38,820
2020	7,580	4,482	9,398	(8,012)	13,448

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2019	(322)	(359)	(1,648)	(415)	(2,744)
2020	2	201	241	(290)	154

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2019	(643)	(243)	(1,310)	361	(1,835)
2020	1,482	(1,303)	(722)	(421)	(964)

	Income (Loss) Before Taxes (3)						Effective income tax rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	17,338	9,763	11,621	4,677	43,399	2019	13.4%	18.3%	11.7%	n.m.	8.7%
2020	6,096	5,584	9,879	(7,301)	14,258	2020	(1.1)%	(8.3)%	18.8%	(25.4)%	(3.8)%

	Net Income (Loss) (3)
	Q1	Q2	Q3	Q4	FY
2019	15,018	7,975	10,264	6,375	39,632
2020	6,166	6,050	8,022	(5,445)	14,793

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2019	3,813	4,238	4,044	4,145	16,240
2020	4,544	4,624	4,876	4,070	18,114

	Expenditures for property, plant and equipment and acquisition of mineral interests
	Q1	Q2	Q3	Q4	FY
2019	4,252	1,715	7,297	11,400	24,664
2020	5,358	7,441	7,003	24,566	44,368

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2019	(544)	22,632	25,176	5,520	52,784
2020	(31,122)	18,633	15,249	(5,246)	(2,486)

	Net cash used for investing activities
	Q1	Q2	Q3	Q4	FY
2019	(4,247)	(1,705)	(2,857)	(11,453)	(20,262)
2020	(5,342)	(9,302)	(6,536)	(24,804)	(45,984)

NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2019	(4,791)	20,927	22,319	(5,933)	32,522
2020	(36,464)	9,331	8,713	(30,050)	(48,470)

	Net cash (used for) provided by financing activities
	Q1	Q2	Q3	Q4	FY
2019	(1,408)	(1,562)	(5,681)	13,764	5,113
2020	7,298	(7,511)	(6,692)	20,933	14,028

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2019	1,153	1,327	1,328	1,324	5,132
2020	1,339	1,351	1,355	1,330	5,375

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2019	12,021	12,002	7,678	24,943	24,943
2020	34,582	28,423	23,142	46,465	46,465

	Equity
	Q1	Q2	Q3	Q4	FY
2019	264,267	272,150	283,255	289,392	289,392
2020	293,837	299,271	306,489	300,624	300,624

(1))	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2))	Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.
(3)	The fourth quarter of 2020 included long-lived asset impairment charges of $7.8 million.

Coal Mining
(in thousands, except tons of coal delivered)

	Tons of coal delivered - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2019	8.6	6.9	8.7	7.8	32.0
2020	7.6	6.0	7.6	7.3	28.5

	Tons of coal delivered - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2019	0.6	0.9	0.7	0.4	2.6
2020	0.8	0.8	0.7	0.2	2.5

	Revenues
	Q1	Q2	Q3	Q4	FY
2019	16,750	22,570	18,799	10,582	68,701
2020	20,928	21,573	20,395	9,192	72,088

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2019	826	1,316	2,416	(1,287)	3,271
2020	(346)	1,712	4,016	(3,746)	1,636

	Earnings of unconsolidated operations
	Q1	Q2	Q3	Q4	FY
2019	15,781	13,529	16,211	15,157	60,678
2020	15,027	12,800	14,277	14,480	56,584

	Operating Expenses (1)
	Q1	Q2	Q3	Q4	FY
2019	6,600	7,583	8,135	7,511	29,829
2020	7,496	7,014	7,119	11,155	32,784

	Operating Profit (Loss) (1)
	Q1	Q2	Q3	Q4	FY
2019	10,007	7,262	10,492	6,359	34,120
2020	7,185	7,498	11,174	(421)	25,436

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2019	2,874	3,276	3,102	3,157	12,409
2020	3,543	3,615	3,793	3,262	14,213

	Expenditures for property, plant and equipment
	Q1	Q2	Q3	Q4	FY
2019	2,740	1,511	2,291	8,550	15,092
2020	823	3,844	3,150	7,008	14,825

(1)	The fourth quarter of 2020 included long-lived asset impairment charges of $1.1 million.

North American Mining
(in thousands, except tons of limerock delivered)

	Tons of limestone delivered - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2019	1.9	2.5	1.7	2.2	8.3
2020	2.2	2.2	2.4	2.6	9.4

	Tons of limestone delivered - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2019	9.8	9.3	8.5	8.8	36.4
2020	10.3	8.6	9.2	8.4	36.5

	Revenues
	Q1	Q2	Q3	Q4	FY
2019	10,775	10,728	8,993	12,327	42,823
2020	11,624	12,048	9,443	9,277	42,392

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2019	65	(450)	(358)	179	(564)
2020	731	544	244	353	1,872

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2019	545	566	588	524	2,223
2020	646	652	723	449	2,470

	Expenditures for property, plant and equipment
	Q1	Q2	Q3	Q4	FY
2019	1,129	113	4,971	2,611	8,824
2020	4,023	3,163	3,220	3,456	13,862

Minerals Management
(in thousands)

	Revenues
	Q1	Q2	Q3	Q4	FY
2019	12,686	8,242	5,022	4,169	30,119
2020	5,241	1,987	2,722	4,771	14,721

	Operating Profit (Loss) (1)
	Q1	Q2	Q3	Q4	FY
2019	11,669	6,789	3,900	3,363	25,721
2020	4,267	510	1,673	(2,957)	3,493

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2019	366	367	324	305	1,362
2020	327	327	327	327	1,308

	Expenditures for property, plant and equipment and acquisition of mineral interests
	Q1	Q2	Q3	Q4	FY
2019	241	50	—	226	517
2020	463	276	633	14,102	15,474

(1)	The fourth quarter of 2020 included long-lived asset impairment charges of $6.7 million.